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                                                                   EXHIBIT 99.04

                    MONTHLY STATEMENT TO CERTIFICATEHOLDERS
                          CC MASTER CREDIT CARD TRUST
                (Formerly Chevy Chase Master Credit Card Trust)
                                 SERIES 1995-1

RECEIVABLES
Beginning of the Month Principal Receivables:               $       1,410,688,633.90
Beginning of the Month Finance Charge Receivables:          $          67,477,223.54
Beginning of the Month Discounted Receivables:              $                   0.00
Beginning of the Month Total Receivables:                   $       1,478,165,857.44


Removed Principal Receivables:                              $                   0.00
Removed Finance Charge Receivables:                         $                   0.00
Removed Total Receivables:                                  $                   0.00


Additional Principal Receivables:                           $                   0.00
Additional Finance Charge Receivables:                      $                   0.00
Additional Total Receivables:                               $                   0.00

Discounted Receivables Generated this Period:               $                   0.00


End of the Month Principal Receivables:                     $       1,367,277,240.49
End of the Month Finance Charge Receivables:                $          68,724,123.02
End of the Month Discounted Receivables:                    $                   0.00
End of the Month Total Receivables:                         $       1,436,001,363.51


Special Funding Account Balance                             $                   0.00
Aggregate Invested Amount (all Master Trust Series)         $         671,270,828.00
End of the Month Seller Amount                              $         696,006,412.49
End of the Month Seller Percentage                                             50.90%


DELINQUENCIES AND LOSSES


End of the Month Delinquencies:                                    RECEIVABLES

              30-59 Days Delinquent                         $          31,614,936.31
              60-89 Days Delinquent                         $          23,859,296.16
              90+ Days Delinquent                           $          50,825,117.10
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
              Total 30+ Days Delinquent                                $         106,299,349.57
              Delinquent Percentage                                                        7.40%

Defaulted Accounts During the Month                                    $          10,094,903.46
Annualized Default Percentage                                                              8.59%

Principal Collections                                                            171,450,449.21
Principal Payment Rate                                                                    12.15%

Total Payment Rate                                                                        13.02%


INVESTED AMOUNTS


              Class A Initial Invested Amount                          $         273,750,000.00
              Class B Initial Invested Amount                          $          26,250,000.00

INITIAL INVESTED AMOUNT                                                $         300,000,000.00

              Class A Invested Amount                                  $         205,312,500.00
              Class B Invested Amount                                  $          30,625,000.00

INVESTED AMOUNT                                                        $         235,937,500.00

FLOATING ALLOCATION PERCENTAGE                                                            18.34%
PRINCIPAL ALLOCATION PERCENTAGE                                                           24.81%


MONTHLY SERVICING FEE                                                  $             294,921.88

INVESTOR DEFAULT AMOUNT                                                $           1,851,617.28


CLASS A AVAILABLE FUNDS--


CLASS A FLOATING PERCENTAGE                                                               88.16%

              Class A Finance Charge Collections                       $           3,665,327.76
              Other Amounts                                            $                   0.00
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
TOTAL CLASS A AVAILABLE FUNDS                                                         $          3,665,327.76


              Class A Monthly Interest                                                $            956,927.34
              Class A Servicing Fee                                                   $            256,640.63
              Class A Investor Default Amount                                         $          1,632,465.41

TOTAL CLASS A EXCESS SPREAD                                                           $            819,294.38


REQUIRED AMOUNT                                                                       $                  0.00


CLASS B AVAILABLE FUNDS


CLASS B FLOATING PERCENTAGE                                                                             11.84%

              Class B Finance Charge Collections                                      $            493,784.40
              Other Amounts                                                           $                  0.00

TOTAL CLASS B AVAILABLE FUNDS                                                         $            493,784.40


              Class B Monthly Interest                                                $            146,310.94
              Class B Servicing Fee                                                   $             38,281.25


TOTAL CLASS B EXCESS SPREAD                                                           $            309,192.21


EXCESS SPREAD --


TOTAL EXCESS SPREAD                                                                   $          1,128,486.59


              Excess Spread Applied to Required Amount                                $                  0.00

              Excess Spread Applied to Class A Investor                               $                  0.00
              Charge Offs

              Excess Spread Applied to Class B Items                                  $            219,151.87

              Excess Spread Applied to Class B Investor                               $                  0.00
              Charge Offs
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
              Excess Spread Applied to Monthly Cash                                   $              10,656.47
              Collateral Fee

              Excess Spread Applied to Cash Collateral                                $                   0.00
              Account

              Excess Spread Applied to other amounts owed                             $             898,678.25
              Cash Collateral Depositor

TOTAL EXCESS FINANCE CHARGE COLLECTIONS ELIGIBLE
FOR GROUP I                                                                           $                   0.00


EXCESS FINANCE CHARGES COLLECTIONS -- GROUP I --

TOTAL EXCESS FINANCE CHARGE COLLECTIONS FOR ALL
SERIES IN GROUP I                                                                     $             681,288.29


SERIES 1995-1 EXCESS FINANCE CHARGE COLLECTIONS --

EXCESS FINANCE CHARGE COLLECTIONS ALLOCATED TO                                        $             577,612.58
SERIES 1995-1

              Excess Finance Charge Collections Applied to                            $                   0.00
              Required Amount

              Excess Finance Charge Collections Applied to                            $                   0.00
              Class A Investor Charge Offs

              Excess Finance Charge Collections Applied to                            $                   0.00
              Class B Items

              Excess Finance Charge Collections Applied to                            $                   0.00
              Class B Investor Charge Offs

              Excess Finance Charge Collections Applied to                            $                   0.00
              Monthly Cash Collateral Fee

              Excess Finance Charge Collections Applied to                            $                   0.00
              Cash Collateral Account

              Excess Finance Charge Collections Applied to                            $             577,612.58
              other amounts owed Cash Collateral Depositor
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
YIELD AND BASE RATE --


              Base Rate (Current Month)                                                                   7.48%
              Base Rate (Prior Month)                                                                     8.14%
              Base Rate (Two Months Ago)                                                                  7.22%

THREE MONTH AVERAGE BASE RATE                                                                             7.61%

              Portfolio Yield (Current Month)                                                            13.38%
              Portfolio Yield (Prior Month)                                                              12.79%
              Portfolio Yield (Two Months Ago)                                                            9.96%

THREE MONTH AVERAGE PORTFOLIO YIELD                                                                      12.04%


PRINCIPAL COLLECTIONS --

CLASS A PRINCIPAL PERCENTAGE                                                                             91.25%

              Class A Principal Collections                                           $          38,815,820.17

CLASS B PRINCIPAL PERCENTAGE                                                                              8.75%

              Class B Principal Collections                                           $           3,722,064.95

TOTAL PRINCIPAL COLLECTIONS                                                           $          42,537,885.12





SHARED PRINCIPAL COLLECTIONS ALLOCABLE FROM OTHER                                     $                   0.00
SERIES


CLASS A AMORTIZATION --

              Controlled Amortization Amount                                          $          22,812,500.00
              Deficit Controlled Amortization Amount                                  $                   0.00

CONTROLLED DISTRIBUTION AMOUNT                                                        $          22,812,500.00
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
CLASS B AMORTIZATION --

              Controlled Amortization Amount                                          $                   0.00
              Deficit Controlled Amortization Amount                                  $                   0.00

CONTROLLED DISTRIBUTION AMOUNT                                                        $                   0.00

EXCESS PRINCIPAL COLLECTIONS ELIGIBLE FOR PRINCIPAL                                   $          19,725,385.12
SHARING


INVESTOR CHARGE OFFS --


CLASS A INVESTOR CHARGE OFFS                                                          $                   0.00

CLASS B INVESTOR CHARGE OFFS                                                          $                   0.00


PREVIOUS CLASS A CHARGE OFFS REIMBURSED                                               $                   0.00
PREVIOUS CLASS B CHARGE OFFS REIMBURSED                                               $                   0.00


CASH COLLATERAL ACCOUNT --

              Required Cash Collateral Amount                                         $          27,706,250.00
              Available Cash Collateral Amount                                        $          27,706,250.00


INTEREST RATE CAP PAYMENTS --

              Class A Interest Rate Cap Payments                                      $                   0.00
              Class B Interest Rate Cap Payments                                      $                   0.00


TOTAL DRAW AMOUNT                                                                     $                   0.00
CASH COLLATERAL ACCOUNT SURPLUS                                                       $                   0.00

                                                  First USA Bank, NA,
                                                  as Servicer


                                                  By:    Tracie Klein
                                                     --------------------------
                                                         Tracie H. Klein
                                                         First Vice President